EXHIBIT 10.4

     Attached is the Stock Option Agreement Form that is used by the Company in issuing options to its employees and directors. The following directors and executives of the Company have been granted options, as described below.

-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------

                                                  Number Of Shares     Option        Date Option           Option
Name Of Officer/Director         Date Of Grant      Under Option    Exercise Price   Exercisable       Expiration Date
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------

Martin Gurkin                    12/05/95         20,000            $14.44           (1)               (2)
                                 ---------------- ----------------- ---------------- ----------------- -----------------
                                 11/19/96         30,000            $15.00           (1)               (2)
                                 ---------------- ----------------- ---------------- ----------------- -----------------
                                 09/04/97         10,000            $ 8.875          09/04/97          (2)
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Stuart R. Streger                11/19/96         20,000            $15.00           (1)               (2)
                                 ---------------- ----------------- ---------------- ----------------- -----------------
                                 09/04/97         10,000            $ 8.875          09/04/97          (2)
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Colin Morris                     02/01/97         20,000            $ 8.625          (1)               (2)
                                 ---------------- ----------------- ---------------- ----------------- -----------------
                                 09/04/97         10,000            $ 8.875          09/04/97          (2)
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Kathryn Harrigan                 11/19/96         1,000             $ 8.00           11/19/97          (2)
                                 ---------------- ----------------- ---------------- ----------------- -----------------
                                 05/23/97         1,000             $10.25           05/23/98          (2)
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Clayton Rautbord                 11/19/96         1,000             $ 8.00           11/19/97          (2)
                                 ---------------- ----------------- ---------------- ----------------- -----------------
                                 05/23/97         1,000             $10.25           05/23/98          (2)
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------
Stephen Dresnick                 09/04/97         1,000             $ 8.875          09/04/98          (2)
-------------------------------- ---------------- ----------------- ---------------- ----------------- -----------------

(1) These options become exercisable in increments of 1/3 each, on the first three anniversary dates from the Date Of Grant

(2)  These options expire five years from the Date Of Grant

                                   Page - 65

EXHIBIT 10.4


                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT


     THIS AGREEMENT is made this ___ day of _________ 199_, by and between Technical Chemicals and Products, Inc., a Florida corporation ("Company") and ____________________ ("Optionee").


                              W I T N E S S E T H:

     WHEREAS, Optionee is an employee of the Company;

     WHEREAS, the Stock Option Committee of the Board of Directors of the Company (the "Stock Option Committee") or the Board of Directors of the Company has granted Optionee an option to purchase __________ shares of the Company's common stock, par value $0.001 per share (the "Common Stock");

     WHEREAS, the Company has established and adopted its Amended and Restated 1996 Stock Option Plan (the "Plan"), pursuant to which it may grant options to purchase shares of its Common Stock;

     WHEREAS, Optionee and the Company desire to formalize the terms and conditions of such options in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Grant of Option.

          Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee an incentive stock option (sometimes hereinafter referred to as an "Option") to purchase _____________ (_________) shares of Common Stock (the "Option Shares") during the specified term of this Option, at a price equal to ________ Dollars ($_______) per share. This Option is granted pursuant to the terms and conditions of the Plan, all of which terms and conditions are hereby incorporated by reference into this Agreement. This Option is intended by the parties hereto to be, and shall be treated as an "incentive stock option," as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended.

     2.   Specified Term; Time of Exercise.

     A. This Option shall vest and shall be exercisable in whole or in part and cumulatively, in the following amounts and on the following dates (each a "Vesting Date"):
          _______________  Option Shares on ____________, 1999___
          _______________  Option Shares on ____________, 1999___, and
          _______________  Option Shares on ____________, 1999___

     B. Notwithstanding Section 2(A) hereof, the right to exercise this Option with respect to any Option Shares shall expire on the earlier of (i) __________ years from the Vesting Date of such Option Shares and (ii)
          ____________, 199__.

                                   Page - 66

     3.   Termination as Employee.

          If the employment of Optionee with Company shall terminate for any reason whatsoever, Optionee shall be entitled to exercise this Option only with respect to those Option Shares which shall have vested prior to the date of termination of employment, and all rights to any then exercisable Option Shares shall terminate after the expiration of a period of three months from the date Optionee ceases to be an employee of the Company. This Option shall not confer upon Optionee any right to continued employment with the Company.

     4.   Transferability.

          This Option may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of except by will or the laws of descent and distribution. In the event of the death of Optionee, this Option, to the extent exercisable by Optionee on the date of death, may be exercised by the estate or personal representative of Optionee at any time within six months following the date of death of Optionee.

     5.   Anti-Dilution.

          In the event of a merger or consolidation of Company into or with any other corporation, or any stock dividend, stock split or recapitalization involving shares of the Common Stock of the Company, an appropriate adjustment shall be made in the number of shares of Common Stock subject to this Option and in the purchase price payable in the event of exercise of this Option in order to avoid dilution of the proportionate equity interest in the Company represented by the shares covered by this Option or which may be purchased for a specific sum upon exercise of this Option.

     6.   Privilege of Stock Ownership.

          Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until: (i) the Option shall have been exercised pursuant to the terms hereof; (ii) the Company shall have issued and delivered the shares to Optionee; and (iii) Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, Optionee shall have full voting and other ownership rights with respect to such Option Shares.

     7.   Manner of Exercising Option.

     A. This Option may be exercised only as to whole shares and only by written notice signed by Optionee (or in the case of exercise after Optionee's death by Optionee's legal representative, executor, administrator, heir or legatee, as the case may be) and mailed or delivered to the Secretary of the Company at its principal office, which notice shall: (i) specify the number of Option Shares with respect to which the Option is being exercised; (ii) be accompanied by payment in full in cash; (iii) if the shares of Common Stock issuable upon exercise of the Option are not then covered by a current registration statement of the Company under the Securities Act of 1933, as amended (the "Securities Act"), include a statement to the effect that Optionee, or other person exercising the Option, is purchasing the Option Shares for investment and not with a view to, or for sale in, any distribution thereof; and (iv) if the Option is being exercised by a person or persons other than Optionee, be accompanied by proof satisfactory to the Company and its counsel, that such person or persons have the right to exercise the Option. Prior to the issuance of the Option Shares hereunder, Optionee shall execute and deliver to the Company such other representations in writing as may be reasonably requested by the Company in order for it to comply with the applicable requirements of Federal and state securities laws.

     B. This Option shall be deemed to have been exercised with respect to the Option Shares specified in said notice at the time of receipt by the Company of: (i) the notice specified in Section 7(A) hereof; (ii) any representations reasonably required by the Company pursuant to Section 7(A) hereof; and (iii) the payment required in Section 7(A) hereof.

     C. Unless the shares of Common Stock issuable upon exercise of the Option are covered by a then current registration statement of the Company under the Securities Act, the certificates representing the Option Shares issued or to be issued hereunder shall be stamped or otherwise imprinted with legends substantially in the following form:

                                   Page - 67

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR AN INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH LAWS.

     8.   Securities Law Requirements.

     A. No Option granted hereunder shall be exercisable, in whole or in part, and the Company shall not be obligated to sell any Option Shares if such exercise and sale would, in the opinion of counsel for the Company, violate the applicable requirements of Federal or state securities laws. Each Option shall be subject to the further requirement that, if at any time the Company shall determine in its discretion that the listing or qualification of the Option Shares under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of the Option Shares, such Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     B. If any law or regulation of any state or Federal commission or agency having jurisdiction shall require the Company or the Optionee to take any action with respect to the Option Shares, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the Option Shares shall be postponed until full compliance shall have been made with all such requirements.

     9. Employment. Nothing contained in this Agreement shall be deemed to grant any right of continued employment to Optionee or to limit or waive any rights of the Company to terminate such employment at any time, with or without cause.

     10. Section 16(b) of the Securities Exchange Act of 1934. Optionee acknowledges that his position with the Company is sufficient to render the Optionee an "affiliate" of the Company for securities law purposes, and that Section 16(b) of the Securities Exchange Act of 1934, as amended, prohibits the purchase and sale or sale and purchase of the Company's securities by all affiliates within a period of six months. Accordingly, Optionee hereby agrees to coordinate the exercise of the Option and the resale of the shares of Common Stock so acquired with legal counsel for the Company so that Optionee will not violate the provisions of Section 16(b), wittingly or unwittingly.

     11.  Notices.

          All notices required or permitted to be given hereunder shall be duly given if hand delivered or mailed by registered or certified mail, postage prepaid, addressed to the following:


     If to the Company, to:               Technical Chemicals and Products, Inc.
                                          3341 S.W. 15th Street
                                          Pompano Beach, FL  33069
                                          Attention:  Corporate Secretary

     If to the Optionee, to:              ________________________

                                          ________________________

                                          ________________________

                                   Page - 68

     Either party shall have the right to specify in writing in the manner above provided another address to which subsequent notices shall be given. Any notice given hereunder shall be duly given as of the date hand delivered or mailed.

12.  General.

     This Agreement includes the entire understanding of and replaces any and all prior agreements between the parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Company and the successors, permitted assigns, personal representatives, heirs and legatees of the
     Optionee, and the entities, if any, resulting from the reorganization, consolidation or combination of the Company. If any provision of this Agreement shall be found to be void, voidable or unenforceable, nevertheless, the remaining provisions shall remain in force. This Agreement shall not be modified except by an instrument in writing, signed by the parties hereto. This Agreement shall be governed in accordance with the laws of the State of Florida and the sole venue for any action arising hereunder shall be Broward County, Florida. This Agreement may be executed in counterparts and signatures may be transmitted by facsimile.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

WITNESS:                                  Company:

                                          TECHNICAL CHEMICALS AND PRODUCTS, INC.


________________________                  By: ________________________





WITNESS:                                  OPTIONEE:




________________________                  ________________________

                                  Page - 69